UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	February 17, 2017

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.
On February 21, 2017, Teleflex Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”), reporting that the Company completed its acquisition of Vascular Solutions Inc. (“Vascular Solutions”) on February 17, 2017. As disclosed in the Form 8-K, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of December 1, 2016 (the Merger Agreement"), by and among the Company, Vascular Solutions and Violet Merger Sub Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), Merger Sub merged with and into Vascular Solutions (the "Merger"), with Vascular Solutions surviving the Merger as a wholly-owned subsidiary of the Company.
As previously disclosed on a Current Report on Form 8-K filed by the Company with the SEC on January 20, 2017, the Company entered into an Amended and Restated Credit Agreement, dated January 20, 2017 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A. and PNC Bank, National Association, as co-syndication agents, the guarantors party thereto, the lenders party thereto and each other party thereto, that provides for a five-year, $1,000,000,000 revolving credit facility and a $750,000,000 delayed draw term loan facility to finance the acquisition of Vascular Solutions. In connection with the Merger, on February 17, 2017, the Company borrowed $750,000,000 under the delayed draw term loan facility and $285,000,000 under the revolving credit facility. The proceeds of these borrowings were used to pay the consideration owed in connection with the Merger, together with related fees and expenses.
This Amendment No. 1 to the Form 8-K (“Amendment No. 1”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Except as otherwise provided herein, no modifications have been made to the information contained in the Form 8-K.
The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 2, 2016, and is incorporated by reference herein.
The description of the Credit Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 20, 2017, and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.
Audited Vascular Solutions Inc. consolidated balance sheets as of December 31, 2016 and 2015, consolidated statements of earnings, consolidated statements of comprehensive earnings, consolidated statements of shareholders' equity and consolidated statements of cash flow for the three-year period ended December 31, 2016, and related notes to the consolidated financial statements are filed as Exhibit 99.1 to this Amendment No.1 and incorporated herein by reference.

(b)     Pro forma financial information.
The following information is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference:

(i)	Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2016.

(ii)	Unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2016.

(iii)	Notes to the unaudited pro forma condensed combined financial information.

(d)    Exhibits.

The following exhibits are filed with this Amendment No. 1:

Exhibit No.	Description

23.1	Consent of Baker Tilly Virchow Krause, LLP

99.1
Audited Vascular Solutions Inc. consolidated balance sheets as of December 31, 2016 and 2015, consolidated statements of earnings, consolidated statements of comprehensive earnings, consolidated statements of shareholders' equity and consolidated statements of cash flow for the three-year period ended December 31, 2016 and related notes to the consolidated financial statements.

99.2
Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2016, unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2016, and the related notes to the unaudited pro forma condensed combined financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEFLEX INCORPORATED

By:	/s/ Benson F. Smith
Benson F. Smith Chairman and Chief Executive Officer

By:	/s/ Thomas E. Powell
Thomas E. Powell Executive Vice President and Chief Financial Officer

Dated: May 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Baker Tilly Virchow Krause, LLP

99.1
Audited Vascular Solutions Inc. consolidated balance sheets as of December 31, 2016 and 2015, consolidated statements of earnings, consolidated statements of comprehensive earnings, consolidated statements of shareholders' equity and consolidated statements of cash flow for the three-year period ended December 31, 2016 and related notes to the consolidated financial statements.

99.2
Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2016, unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2016, and the related notes to the unaudited pro forma condensed combined financial Information.